EXHIBIT 32.1

HARDWIRED INTERACTIVE INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hardwired Interactive, Inc. (the Company) on Form 10-K  for the year ended December 31, 2008 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Joseph C. Passlaqua, Chief  Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Joseph C. Passlaqua and will be retained by Hardwired Interactive, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  September 28, 2011

/s/ Joseph C. Passalaqua

 Joseph C. Passalaqua

President

Chief Executive Officer

Chief Financial Officer